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                                                                      EXHIBIT 24



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 33-40039 and 33-40096).


                                                /s/Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP



San Jose, California
June 24, 1997